UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2022

Charge Enterprises, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 001-41354	90-0471969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 Park Avenue, 25th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 921-2100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common Stock, par value $0.0001	CRGE	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 20, 2022, Charge Enterprises, Inc. (sometimes referred to herein as “we,” “us,” “our” or similar terms) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an investment vehicle controlled by Island Capital Group LLC (the “Investor”), pursuant to which we agreed to issue (i) a minimum of 1,071,430 shares of our common stock, par value $0.0001 per share (“Common Stock”) and a maximum of 1,428,575 shares of Common Stock, and (ii) common stock purchase warrants (the “Common Stock Purchase Warrants”) to purchase a minimum of 1,500,000 and a maximum of 2,000,000 shares of Common Stock (the “Warrant Shares”, which with the Common Stock and Common Stock Purchase Warrants are collectively the “Securities”).

The amount of offering proceeds to us, and the number of shares of Common Stock and the Warrant Shares underlying the Common Stock Purchase Warrants to be issued to the Investor, all within the ranges as specified above, was conditioned upon, among typical conditions to closing for transactions of this type, the Investor’s option, on or prior to the closing, to elect to purchase up to the maximum amount but in no event less than the minimum amount.

On April 26, 2022, we and the Investor closed the transactions contemplated by the Purchase Agreement.

The Securities sold pursuant to the Purchase Agreement are issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. The Investor represented that it is an accredited investor and that it is acquiring the Securities for investment purposes and not with a view to any distribution of the Securities in violation of the United States federal securities laws. Neither this Current Report on Form 8-K, nor any Exhibit attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

Reference to Transaction Documents

The following descriptions of the Purchase Agreement, the Common Stock Purchase Warrants and the Registration Rights Agreement (the “Registration Rights Agreement”), and the transactions contemplated thereby, do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, the Common Stock Purchase Warrants, and the Registration Rights Agreement (collectively, the “Transaction Documents”), copies of which are filed as Exhibits to this Current Report on Form 8-K.

The representations, warranties and covenants contained in the Transaction Documents were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to the Transaction Documents, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Transaction Documents are incorporated herein by reference only to provide information regarding the terms of the Transaction Documents, and not to provide any other factual information regarding us or our business, and should be read in conjunction with the disclosures in our periodic reports and other filings with the Securities and Exchange Commission (“SEC”).

The Purchase Agreement

On April 26, 2022, we consummated the transactions contemplated by the Purchase Agreement to raise aggregate gross proceeds of $10,000,025 from the Investor to provide us with additional working capital by the issuance and sale to the Investor of (i) 1,428,575 shares of Common Stock, and (ii) the Common Stock Purchase Warrants to purchase 2,000,000 Warrant Shares.

In addition to representations, warranties and covenants typical for transactions similar to those contemplated by the Purchase Agreement, we have granted to the Investor the right to participate until February 25, 2025 in any offer and sale we conduct of our Common Stock, including securities convertible into or exchangeable for Common Stock, or debt securities. The Investor (when aggregated with its affiliates) shall have the right to participate in up to 25% of any such future financing on the same terms, conditions and price provided for in such financing.

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The Common Stock Purchase Warrants

Pursuant to the Purchase Agreement, we issued to the Investor the Common Stock Purchase Warrants which entitles the holder to purchase until April 26, 2025, up to 2,000,000 Warrant Shares, exercisable at an exercise price of $8.50 per Warrant Share subject to adjustment due to certain events, including stock dividends, stock splits and in connection with the issuance by us of our Common Stock or Common Stock equivalents at an effective price per share lower than the exercise price then in effect. The holder will be prohibited from exercising Common Stock Purchase Warrants into shares of Common Stock if, as a result of such exercise, the holder, together with its affiliates, would own more than 9.99% of the total number of shares of our Common Stock then issued and outstanding (the “Beneficial Ownership Limitation”). The holder may reset the Beneficial Ownership Limitation to a higher or lower number upon providing written notice to us. Such notice will be effective 61 days after delivery to us.

The Registration Rights Agreement

The Registration Rights Agreement was executed in connection with the issuance of the shares of Common Stock and the Common Stock Purchase Warrants to the Investor requiring us to file no later than October 23, 2022, and cause to be declared effective by the SEC as promptly as possible thereafter, a resale Securities Act registration statement for the offer and resale of (i) the shares of Common Stock issued pursuant to the Purchase Agreement, and (ii) the Warrant Shares issuable upon exercise of the Common Stock Purchase Warrants. If we fail to have it filed by such date, or if we fail to maintain the effectiveness of the registration statement until all of such shares of Common Stock and Warrant Shares have been sold or are otherwise able to be sold pursuant to Rule 144 under the Securities Act, without any volume or manner of sale restrictions, then we will be obligated to pay liquidated damages to the holders of such securities of $75,000, in addition to any other rights such holders may have, upon the occurrence of any such event and on each monthly anniversary thereafter until the event is cured. The Registration Rights Agreement also contains mutual indemnifications by us and the holders of registrable securities thereunder, which we believe are customary for transactions of this type.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.02.

Item 7.01. Regulation FD Disclosure.

On April 26, 2022, we issued a press release regarding the transactions described above under Item 1.01 of this Current Report on Form 8-K. A copy of this press release is included as an Exhibit to this Current Report on Form 8-K.

The information, including the press release, furnished under this Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any other filing by us under the Exchange Act or the Securities Act, except as otherwise expressly stated in such filing.

Notice Regarding Forward-Looking Information

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or our future performance. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “continues”, “forecasts”, “projects”, “predicts”, “intends”, “anticipates”, “targets” or “believes”, or variations of, or the negatives of, such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement.

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Although we believe that the expectations expressed in such forward looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include our business plans and strategies, our future business development, market acceptance of electric vehicles, our ability to generate profits and positive cash flow, changes in government regulations and government incentives, subsidies, or other favorable government policies, and other risks discussed in our filings with the SEC. Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements.

The forward-looking statements in this Current Report on Form 8-K speak only as of the date hereof or as of the date or dates specified in such statements. For more information on us, investors are encouraged to review our public filings with the SEC which are available on the SEC’s website at www.sec.gov. We disclaim any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant

10.1*	Securities Purchase Agreement dated April 20, 2022 by and between Charge Enterprises, Inc. and the investor signatory thereto

10.2	Registration Rights Agreement dated April 26, 2022 by and between Charge Enterprises, Inc. and the investor signatory thereto

99.1	Press Release dated April 26, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules omitted pursuant to item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request, provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARGE ENTERPRISES, INC.
By:	/s/ Leah Schweller
Leah Schweller Chief Financial Officer Dated: April 26, 2022

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